EXHIBIT 99.1
[CRUSADE TRUST LOGO]

                               Noteholders Report
                       Crusade Global Trust No. 2 of 2005
                     Coupon Period Ending 14 November 2005

                                                                                                        Principal     Charge Offs
                            FV Outstanding      Bond Factor      Coupon Rate      Coupon Payments       Payments         (USD)
                            --------------      -----------      -----------      ---------------     -------------   -----------

Class A-1 Notes (USD)       983,851,258.33      98.385126%         3.86856%          6,447,600.00     16,148,741.67       0.00
Class A-2 Notes (AUD)       885,466,132.50      98.385126%         5.79160%          8,568,394.52     14,533,867.50       0.00

                                                                                   Coupon Payments     Principal       Charge Offs
                            FV Outstanding      Bond Factor      Coupon Rate           (AUD)         Payments (AUD)      (AUD)
                            --------------      -----------      -----------       ---------------   --------------    ------------

Class B Notes (AUD)         29,100,000.00       100.000000%      Not Disclosed         282,306.67              0.00        0.00
Class C Notes (AUD)         11,200,000.00       100.000000%      Not Disclosed         110,495.21              0.00        0.00


                                                               31-Oct-05
POOL SUMMARY                                                      AUD
------------                                                 -------------

Outstanding Balance - Variable Rate Housing Loans            1,650,610,469
Outstanding Balance - Fixed Rate Loans                         528,681,662
Total Outstanding Balance                                    2,179,292,131
Number of Loans                                                     11,270
Weighted Average Current LVR                                         63.92%
Average Loan Size                                                  193,371
Weighted Average Seasoning                                         21 mths
Weighted Average Term to Maturity                                 311 mths


PRINCIPAL COLLECTIONS                                             AUD
---------------------

Scheduled Principal Payments                                  6,430,420.20
Unscheduled Principal Payments                               42,180,352.75
Redraws                                                       3,962,997.60

Principal Collections                                        44,647,775.35


TOTAL AVAILABLE PRINCIPAL                                         AUD
-------------------------                                    -------------

Principal Collections                                        44,647,775.35
Principal Charge Offs                                                 0.00
Principal Draws                                              (9,095,110.94)
Payback of Principal Draws                                            0.00
Total Available Principal                                    35,552,664.41

Outstanding Principal Draws from Previous Period                      0.00

Principal Distributed                                        35,552,664.41
Principal Retained                                                    0.00


TOTAL AVAILABLE FUNDS                                             AUD
---------------------                                       --------------
Available Income                                             20,536,179.91
Principal Draw                                                9,095,110.94
Liquidity Draw                                                        0.00

Total Available Funds                                        29,631,290.85


REDRAW & LIQUIDITY FACILITIES                                    AUD
-----------------------------                                -------------
Redraw Shortfall                                                      0.00
Redraw Carryover Charge Offs                                          0.00


CPR
---
                                                  Oct-05
                            1 mth CPR             11.06%


ARREARS
-------
                           % of pool
                         (by balance)
31 - 59 days                0.23%
60 - 89 days                0.00%
90+ days                    0.00%
Defaults *                  Nil
Losses                      Nil

* Defaults are also included in the 90+ days arrears category